Baird 2021 Global Healthcare Conference Focused on developing and commercializing novel therapies for rare endocrine disorders with significant unmet medical need Spruce BIOSCIENCES Exhibit 99.1

FORWARD-LOOKING STATEMENTS 2 This presentation contains forward-looking statements about Spruce Biosciences, Inc. (“we,” “Spruce” or the “Company”). All statements other than statements of historical facts contained in this presentation are forward-looking statements, including statements about our strategy, our expectations regarding the timing and achievement of our product candidate’s development activities and ongoing and planned clinical trials, and plans and expectations for future operations. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: the effects of the evolving and ongoing COVID-19 pandemic; our limited operating history; net losses; our expectation that we will incur net losses for the foreseeable future, and that we may never be profitable; our need for additional funding and related risks for our business, product development programs and future commercialization activities; the timing and success of clinical trials we conduct; the ability to obtain and maintain regulatory approval of our product candidate; the ability to commercialize our product candidate; our ability to compete in the marketplace; risks regarding our license agreement; our ability to obtain and maintain intellectual property protection for our product candidate; and our ability to manage our growth. We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations.   Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Spruce’s own internal estimates and research. While Spruce believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Spruce’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.   This presentation discusses a product candidate that is under clinical study and which has not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of this product candidate for the use for which it is being studied.

SPRUCE AT-A-GLANCE 3 KEY INVESTOR HIGHLIGHTS Tildacerfont poised to transform treatment paradigm in classic CAH Strong IP protection Multiple expansion opportunities Significant commercial opportunity Highly experienced leadership team Two late-stage clinical studies initiated; Enriched patient populations across two studies designed to observe clinically meaningful outcomes Initiation of Phase 2 programs in pediatric classic CAH (age 6 to 17 years of age) and polycystic ovary syndrome (FAH-PCOS) in 2H 2021. ~$3B+ worldwide market opportunity in classic CAH Comprehensive IP portfolio based on issued patents provides exclusivity to 2038 in U.S. combined with Orphan Drug Designation in U.S. and Europe Management has contributed to development and commercial launch of 40 products, including within endocrine and rare disease space

4 CLASSIC CAH DISEASE OVERVIEW Classic CAH is a chronic and potentially life-threatening rare disease Classic CAH is an autosomal recessive disease characterized by an inability to produce cortisol, leading to a chronic imbalance of key hormones and an overproduction of adrenal androgens. Due to the severity and high incidence of the disease, most developed countries have established newborn screening programs to test for classic CAH at birth. We estimate the total classic CAH population to be approximately 20,000-30,000 people in the U.S., 50,000 people in the EU, and at least 145,000 people in China.

HPA AXIS FUNCTION IN CLASSIC CAH PATIENTS 5 Lack of cortisol leads to overproduction of ACTH and precursor steroid molecules, resulting in excessive adrenal androgens The dysregulation of the HPA axis in classic CAH.

SHORT STATURE CARDIOVASCULAR DISEASE INSULIN RESISTANCE SHORT STATURE ABNORMAL AND/OR EARLY PUBERTY INFERTILITY PSYCHOLOGICAL EFFECTS HIRSUTISM, AMENORRHEA ACNE Excess GCs Excess Androgens OSTEOPOROSIS OBESITY CURRENT CHALLENGES IN TREATING CLASSIC CAH 6 CAH, congenital adrenal hyperplasia; GC, glucocorticoid. Patients and physicians must choose between the detrimental effects of chronically high adrenal androgen levels or the harmful consequences of excessive, life-long GC use

TILDACERFONT IS A NOVEL CRF_1 RECEPTOR ANTAGONIST



Decreases adrenal androgen production
Reduced ACTH signal
Pituitary gland
CRF
CRF
Tildacerfont
CRF1 receptor

Tildacerfont is an oral, second generation CRF_1 receptor antagonist[1]

Tildacerfont binds to CRF_1 receptors in the pituitary gland, blocking receptor stimulation by the hypothalamus[1]

ACTH, adrenocorticotropic hormone; CRF, corticotropin-releasing factor; CRF_1, corticotropin-releasing factor 1.

1. Sarafoglou K, *et al. J Clin Endocrinol Metab.* 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print].

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KEY FINDINGS FROM PHASE 1 AND 2 STUDIES: SUMMARY

Two distinct patient populations:[1]

Poor disease control | **Good disease control**

These form the basis of the late-stage clinical program

Efficacy

Treatment with tildacerfont resulted in:[1]

2 weeks | 3 months

Reduced adrenal androgens at **2 weeks** (Study 201) and **3 months** (Study 202) in poor disease control patients

Robust reduction in ACTH at the **lowest dose studied** (200mg QD)[1]

- No added benefit observed with higher or more frequent dosing
- Evidence of clinical outcome improvement (TART reduction)

ACTH

Safety

Tildacerfont was generally well-tolerated in both:

Healthy adults[2] | People with CAH[1]

No drug-related SAEs reported to date[1,2]

ACTH, adrenocorticotropic hormone; ALT, alanine aminotransferase; AST, aspartate aminotransferase; CAH, congenital adi erplasia; QD, once daily; SAE, serious adverse event; TART, testicular adrenal rest tumor. Liver icon by Edwin PM, Noun Project.

1. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]; 2. Barnes C, et al. J Endocr Soc 2021; 5(Suppl 1): A67.

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9 SPR001-202: ROBUST REDUCTION IN ACTH IN POORLY CONTROLLED DISEASE *One subject at week 2 prior to discontinuation from the trial and two patient during month 3. ACTH, adrenocorticotropic hormone; QD, once daily. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]. MIN MIN GOOD DISEASE CONTROL POOR DISEASE CONTROL Upper Limit of Normal Upper Limit of Normal In the poor disease control group, a robust initial drop in ACTH was seen at week 2, followed by further reduction over 12 weeks; there was a maximum reduction in ACTH of 84% at week 10 of the study in the poor disease control group Normalization of ACTH achieved in 60% of patients* No excessive suppression of adrenal function GOOD DISEASE CONTROL POOR DISEASE CONTROL

SPR001-202: SUSTAINED REDUCTION IN A4 IN POORLY CONTROLLED DISEASE

In poor disease control group, an initial drop in A4 was seen at week 2, followed by further reduction over 12 weeks; there was a maximum reduction in A4 of **79% at week 10** of study in the poor disease control group

POOR DISEASE CONTROL


Poor Disease Control Group
400 mg QD (n=5)
Geometric Mean A4 (ng/dL)
1000
800
600
400
200
0
-23%
-24%
-47%
-37%
-79%
-55%
-19%
Upper Limit of Normal
Baseline
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12
Follow-up

- Normalization of A4 achieved in 40% of patients

GOOD DISEASE CONTROL


Good Disease Control Group
400 mg QD (n=3)
Geometric Mean A4 (ng/dl)
300
250
200
150
100
50
0
Upper Limit of Normal
+106%
+124%
+31%
+106%
+84%
+86%
+87%
Baseline
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12
Follow-up

- No excessive suppression of adrenal function

A4, androstenedione; QD, once daily.
Sarafoglou K, et al. *J Clin Endocrinol Metab.* 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print].

10

CAHmelia-203: ADRENAL ANDROGEN REDUCTION STUDY

A randomized, double-blind, placebo-controlled, dose-ranging Phase 2b study to evaluate the efficacy and safety of tildacerfont in adult patients with classic CAH



Key eligibility criteria
Adult patients ≥18 years
Classic CAH with poor disease control (A4 >1.5 × ULN and ACTH >2 × ULN)
Stable GC regimen ≥15 mg/d and ≤50 mg/d HCe
N=72
SCREENING
SINGLE-BLIND RUN-IN
(6 weeks on placebo)
RANDOMIZED PERIOD
OPEN-LABEL EXTENSION
PART A
(12 weeks)
PART B
(12 weeks)
PART C
(46 weeks)
Tildacerfont 200 mg QD
Tildacerfont 100 mg QD
R
1:1:1:1
Tildacerfont 50 mg QD
Placebo
Possible tildacerfont dose escalation for eligible patients
Tildacerfont 50–200 mg QD
Possible GC tapering for eligible patients
SAFETY FOLLOW-UP
(30 days)
W-6
B
W12
W24
W40
W70
EOT

Study schema is not drawn to scale.

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CAHmelia-204: GC REDUCTION STUDY

A randomized, double-blind, placebo-controlled Phase 2b study to evaluate the efficacy and safety of tildacerfont in reducing supraphysiologic GC use in adult patients with classic CAH

Key eligibility criteria

Adult patients ≥18 years

Classic CAH with good disease control
(LLD ≤ A4 ≤ 1.5x ULN)

Stable GC regimen ≥30 mg/d and ≤50 mg/d HCe

N=90



SCREENING
GC CONVERSION
(6 or 12 weeks)
RANDOMIZED PERIOD
(24 weeks)
OPEN-LABEL EXTENSION
(52 weeks)
R
1:1
Tildacerfont 200 mg QD
Placebo
Tildacerfont 200 mg QD
GC tapering driven by algorithm based on A4 level
SAFETY FOLLOW-UP
(30 days)
B
W24
W76
EOT

Study schema is not drawn to scale.

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PHASE 2 STUDY IN PEDIATRIC CAH

Key eligibility criteria

- Pediatric patients (male and female) aged 6–17 years at Screening
- **Classic CAH**
- 17-OHP >400ng/dl at Screening

N=20



11–17 years old, 50 mg* QD
(44 days)
Day
-30
B
1
14
44
SCREENING + PD
Tildacerfont
PK
PK
PK
Follow-up; PK
DSMB agreement to proceed
11–17 years old, ≤200 mg* QD
(44 days)
Day
-30
B
1
14
44
SCREENING + PD
Tildacerfont
PK
PK
PK
Follow-up; PK
DSMB agreement to proceed
6–10 years old, ≤200 mg* QD
(44 days)
Day
-30
B
1
14
44
SCREENING + PD
Tildacerfont
PK
PK
PK
Follow-up; PK

PRIMARY ENDPOINT
Safety

SECONDARY ENDPOINT
PK on Day 14 (of protocol)

OTHER ENDPOINTS
Change in PD biomarkers (ACTH, 17-OHP, A4)

Study schema is not drawn to scale.
*Weight-based dosing at adult/effective dose equivalents.
17-OHP, 17-hydroxyprogesterone; A4, androstenedione; ACTH, adrenocorticotropic hormone; B, baseline; CAH, congenital adrenal hyperplasia; DSMB, Data Safety and Monitoring Board; GC, glucocorticoid; HCe, hydrocortisone equivalent(s); PD, pharmacodynamics; PK, pharmacokinetics; QD, once daily .
Spruce Biosciences. Data on file.

13

POLYCYSTIC OVARY SYNDROME OVERVIEW





- Polycystic ovary syndrome (PCOS) is a complex condition characterized by elevated androgen levels, menstrual irregularities, and/or small cysts on one or both ovaries.
- 5% to 10% of females 18 to 44 years of age are affected by PCOS (~5 million women in the U.S.), making it the most common endocrine abnormality among women of reproductive age in the U.S. [1]
- Adolescents typically present with hirsutism, acne resistant to topical therapies, and menstrual irregularities.
- Adult women usually seek care for oligomenorrhea and hyperandrogenism and if applicable, fertility concerns due to ovulatory dysfunction.
- Underlying disease can be driven by Functional Ovarian Hyperandrogenism (FOH), Functional Adrenal Hyperandrogenism (FOH), combined FOH/FAH, or idiopathic sources.
- We are focused on FAH, representing 3-5% of PCOS.
- Costs to the U.S. health care system for the identification and management of PCOS are approximately $4 billion per year. [2]


RO
LO

1. National Institutes of Health Department of Health and Human Services. *Beyond Infertility: Polycystic Ovary Syndrome (PCOS)* NIH Pub. No. 08-5863, April 2008
2. ACOG Practice Bulletin No. 108: Polycystic ovary syndrome. *Obstet Gynecol. 2009 Oct; 114(4):936.*

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PHASE 2 POC STUDY IN POLYCYSTIC OVARY SYNDROME 15 Placebo Period 1: 50 mg Period 2: 50 mg Period 3: 50 mg (total duration: 16 weeks) Follow up Period 2: 100 mg Period 3: 100 mg (total duration: 12 weeks) Period 3: 200 mg (total duration: 8 weeks) Follow up Follow up Day 1 BL W2 W4 overnight W6 W8 overnight W10 W12 W16 overnight W20 Screening R Follow up V1 V2 V3 Randomized, Double Blind, Placebo-controlled, Intra-subject dose-escalation 40 subjects; 20 per treatment group; 1:1 randomization Strata: DHEAS (baseline DHEAS ≤ 1.2 x ULN, DHEAS > 1.2x ULN) and by source of androgen excess (FAH, FAH+FOH) Adult PCOS 18-30 yrs, BMI <38 kg/m2; DHEAS > ULN at all screening visit No use of COC 1o Endpoint: Safety / Tolerability of escalating doses Additional Endpoints: Reduction of DHEAS Baseline change > 30%, DHEAS < ULN ACTH, 17OHP, T, A4, 11OHA4, 11OHT, 11KA4, 11KT: baseline change Ovulation + metabolic parameters Design Key Eligibility Criteria Sample size Endpoints

KEY ANTICIPATED MILESTONES 16 Initiate Phase 2 trial in pediatric classic CAH Initiate Phase 2 proof-of-concept (POC) trial in PCOS Topline results in adult classic CAH (CAHmelia-204)* Topline results in adu lt classic CAH (CAHmelia-203)* Phase 2 results in pediatric classic CAH and PCOS* 1H2023 * Clinical data milestones subject to change based on continued assessment of study progress

Focused on developing and commercializing novel therapies for rare endocrine disorders with significant unmet medical need Spruce BIOSCIENCES